Capital Management (Tables)	12 Months Ended
Dec. 31, 2021
Capital Management [Abstract]
Debt to Capital Ratios
The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2020 and 2021 were as follows:

	As of December 31,
	2020	2021
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$143,314,539	$186,580,294
Less: Cash and cash equivalents	(94,048,036)	(132,622,131)

Net debt	49,266,503	53,958,163
Total equity	223,139,562	264,375,047

Total capital	$272,406,065	$318,333,210

Debt to capital ratios	18.09%	16.95%